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                                                                  EXHIBIT 23.2

                      CONSENT OF INDEPENDENT AUDITORS

We consent to the use of our report dated February 27, 1998 with respect to the financial statements of Promis Systems Corporation Ltd. as at December 31, 1997 and for the year ended December 31, 1997 included in Amendment No. 1 to the registration statement on Form S-3 of PRI Automation, Inc. dated April 12, 2000.

                                    /s/ Ernst & Young LLP

                                    Chartered Accountants
Toronto, Canada
April 12, 2000